TBS INTERNATIONAL LIMITED & SUBSIDIARIES                                                                       EXHIBIT 10.4

FIRST AMENDMENT TO JUNE 29, 2005 LETTER
AGREEMENT GRANTING RESTRICTED
SHARES TO FERDINAND V. LEPERE

The letter agreement dated June 29, 2005 between TBS International Limited (the "Company") and Ferdinand V. Lepere ("Mr. Lepere"), pursuant to which 100,000 Common Shares of TBS International Limited (the "Shares") are granted, subject to various restrictions, to Mr. Lepere, is hereby amended to provide that any and all unvested Shares shall vest in full and Mr. Lepere shall have unrestricted ownership rights in such Shares in the event Mr. Lepere's employment is terminated by the Company other than for Cause or Mr. Lepere resigns for Good Reason, as such terms are defined in the TBS International Limited 2005 Equity Incentive Plan, as amended.
Agreed to this 8th day of May, 2008.

TBS International Limited

/s/ Ferdinand V. Lepere                                                                      By: /s/ Joseph E. Royce
Ferdinand V. Lepere                                                                            Joseph E. Royce, President and CEO